SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  May 14, 2003
                Date of Report (Date of earliest event reported)

                            PAYLESS SHOESOURCE, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

            1-14770                                      43-1813160
   (Commission File Number)                   (IRS Employer Identification No.)

                           3231 Southeast Sixth Avenue
                            Topeka, Kansas 66607-2207
               (Address of Principal Executive Office) (Zip Code)

                                 (785) 233-5171
              (Registrant's Telephone Number, Including Area Code)


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Item 9 Regulation FD Disclosure

      The information under this caption is intended to be furnished under Item 12 of Form 8-K, "Results of Operations and Financial Condition" and is being furnished under Item 9, "Regulation FD Disclosure" pursuant to interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583.

      On May 14, 2003, Payless ShoeSource, Inc., a Delaware corporation (the "Company"), issued a press release announcing its results for the first quarter of fiscal 2003, which ended May 3, 2003. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

(C)) Exhibits.

      99.1 Press Release, dated May 14, 2003.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PAYLESS SHOESOURCE, INC.

Date: May 14, 2003                      By: /s/Ullrich E. Porzig
                                            ------------------------------------
                                            Ullrich E. Porzig
                                            Senior Vice President
                                            Chief Financial Officer and
                                            Treasurer

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                                  EXHIBIT INDEX

Exhibit No.         Exhibit
-----------         -------

   99.1             Press Release, dated May 14, 2003.